UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2020

TETRA Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Company’s annual meeting of stockholders was held on May 7, 2020.

(b)The following matters were voted upon by the stockholders of the Company at its 2020 annual meeting of stockholders:

(i)	Item 1 – the election of eight members to the Company’s Board of Directors;
(ii)	Item 2 – the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and
(iii)	Item 3 – the advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement.

The matters listed above are described in detail in the Company’s Proxy Statement.

Item 1 - Election of Directors – the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Baldwin	94,739,809	1,933,808	16,208,103
Thomas R. Bates, Jr.	87,853,030	8,820,587	16,208,103
Paul D. Coombs	92,891,250	3,782,367	16,208,103
John F. Glick	92,829,592	3,844,025	16,208,103
Gina A. Luna	93,111,249	3,562,368	16,208,103
Brady M. Murphy	94,274,768	2,398,849	16,208,103
William D. Sullivan	92,667,176	4,006,441	16,208,103
Joseph C. Winkler III	94,744,244	1,929,373	16,208,103

Item 2 – Ratification of Auditors – the stockholders approved the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2020.  The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
110,720,114	2,113,510	48,096

Item 3 – Advisory Vote to Approve the Compensation of Named Executive Officers – the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Company's proxy statement with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
86,049,593	9,383,749	1,240,275	16,208,103

Item 7.01. Regulation FD Disclosure.

Following the May 7, 2020 annual meeting of stockholders, William D. Sullivan was reappointed as Chairman of the Board of Directors.  In addition, the committees of the Board of Directors were reconstituted as follows:

Audit Committee:

Mark E. Baldwin, Chairman

Paul D. Coombs

Gina A. Luna

Joseph C. Winkler III

Compensation Committee:

Thomas R. Bates, Jr., Chairman

John F. Glick

Joseph C. Winkler III

Nominating, Governance and Sustainability Committee:

John F. Glick, Chairman

Paul D. Coombs

Gina A. Luna

Item 8.01 Other Events.

On May 7, 2020, the Compensation Committee of the Board of Directors of TETRA approved an $80,000 cash award to each of the non-employee directors of the Company.  The cash awards are in lieu of, and represent a 20% reduction in the dollar value of, the annual equity awards that have historically been granted to each of TETRA’s non-employee directors in conjunction with the annual meeting of stockholders.  The Compensation Committee granted cash awards because there were not a sufficient number of shares available under the TETRA Technologies, Inc. 2018 Non-Employee Director Equity Incentive Plan to fully grant the awards in shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

	By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
Senior Vice President and General Counsel
Date: May 11, 2020